Leaders in Developing Allogeneic CAR γδ1 Cell Therapies to Fight Autoimmune Diseases and Cancer January 16, 2024 γδ= Gamma delta; CAR= Chimeric antigen receptor

Forward-Looking Statements This presentation contains "forward-looking statements" of Adicet Bio, Inc. (Adicet or the Company) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business and operations of Adicet.  These forward-looking statements include, but are not limited to, express or implied statements regarding: preclinical and clinical development of Adicet's product candidates, including future plans or expectations for ADI-001 and ADI-270 and the potential safety, durability, tolerability and efficacy of these product candidates; the expected progress, timing and success of the Phase 1 clinical trial of ADI-001, including continued enrollment and expectations around a clinical update in the second half of 2024; the Company's plan to initiate a Phase 1 clinical trial of ADI-001 in lupus nephritis, including the potential for a clinical update in the second half of 2024;  the Company's expansion into other autoimmune indications in the future, including IND submissions, acceptances and the initiation of clinical trials; the Company's expectations regarding the submission of an IND for ADI-270 in renal cell carcinoma in the second quarter of 2024 and timing for future clinical updates; and expectations regarding its uses of capital, expenses and financial results, including the expected cash runway.  Any forward-looking statements in this presentation are based on management’s current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including without limitation, the effect of global economic conditions and public health emergencies on Adicet’s business and financial results, including with respect to disruptions to its preclinical and clinical studies, business operations, and ability to raise additional capital; Adicet’s ability to execute on its strategy, including obtaining the requisite regulatory approvals on the expected timeline if at all; that positive results, including interim results, from a preclinical or clinical study may not necessarily be predictive of the results of future or ongoing studies; clinical studies may fail to demonstrate adequate safety and efficacy of Adicet's product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization and regulatory approval processes of the FDA and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Adicet’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Adicet’s most recent annual report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission, All information in this presentation is as of the date its release, and Adicet undertakes no duty to update this information unless required by law. Industry and Market Information Information regarding market share, market position and industry data pertaining to Adicet’s business contained in this presentation consists of estimates based on data and reports compiled by industry professional organizations and analysts and Adicet’s knowledge of their industry. Although Adicet believes the industry and market data to be reliable, this information could prove to be inaccurate. You should carefully consider the inherent risks and uncertainties associated with the market and other industry data contained in this presentation. Forward-looking information obtained from third-party sources is subject to the same qualifications and the additional uncertainties as the other forward-looking statements in this presentation.

Developing Broad Pipeline of Allogeneic γδ1 T Cell Therapies for AI and Cancer

Program	Target	Potential Diseases	Research	IND-Enabling	Clinical	Status
ADICET WHOLLY OWNED PROGRAMS						
ADI-001	CD20	Autoimmune	●	●	●	IND in LN cleared Dec 2023 Initiate LN Phase 1 2Q 2024 Update planned 2H 2024 AI expansion opportunities
ADI-001	CD20	NHL	●	●	●	MCL Phase 1 ongoing* Update planned 2H 2024
ADI-270	CD70 (TGFβ-DNR)	RCC & Other ST / Heme	●	●	○	IND submission in RCC expected 2Q 2024
ADI-xxx	PSMA (w/ Armor)	mCRPC	●	○	○	Preclinical activities
ADI-925	Tumor stress ligands	Multiple Solid / Heme	●	○	○	Preclinical activities
PARTNERED PROGRAMS						
ADI-002	GPC3	HCC	●	●	○	REGENERON

*Adicet is focused on advancing MCL enrollment in the GLEAN trial and has deprioritized enrolling large B-cell lymphoma patients.

AI= Autoimmune; GPC3= Glypican-3; HCC= Hepatocellular carcinoma; IND= Investigational new drug; LN= Lupus nephritis; mCRPC= Metastatic castration-resistant prostate cancer; MCL= Mantle cell lymphoma; NHL= Non-Hodgkin's lymphoma; PSMA= Prostate specific membrane antigen; RCC= Renal cell carcinoma; ST= Solid tumor

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Adicet Bio

Adicet Bio Leadership Team Francesco Galimi, M.D., Ph.D. Chief Medical Officer Chen Schor President and CEO Nick Harvey Chief Financial Officer Don Healey, Ph.D. Chief Technology Officer Blake Aftab, Ph.D. Chief Scientific Officer Amy Locke Head of Human Resources Nancy Boman, M.D., Ph.D. Chief Regulatory Officer

ADI-001 Autoimmune Diseases

Exposure Consistent with  Approved Autologous CAR T (Cmax, Day 28 Persistence  and AUC) B-Cell Depletion Consistent with Autologous CD19  CAR T in SLE, SSC and IIM Preferentially Trafficking to Organs/ Tissues No Significant Risk of CRS, ICANS, or T cell Malignancies Compared to Autologous CAR T Readily Available, “Off-the-Shelf” Potential to Dose in Community Setting Adicet γδ1 CAR T Cell Therapy For Autoimmune Indications AUC= Area Under the Curve; Cmax= Peak plasma concentration;  CRS= Cytokine release syndrome; ICANS= Immune effector cell-associated neurotoxicity syndrome; IIM= idiopathic inflammatory myopathy; SLE= systemic lupus erythematosus; SSC= systemic sclerosis ADI-001 Data in NHL Provides Strong Foundation for Future Development in AI

CAR-T Cell Therapy Depleted B-cells, Drove an Immune Reset, and Achieved Treatment-Free Remissions in Patients with AI Diseases[1]

- Schett et al. treated 15 patients with AI diseases (SLE, IIM, & SSc) with autologous CD19 CAR T
- Deep B-cell depletion & immune reset observed in all patients



1600
1200
800
400
200
150
100
50
30
20
10
0
B cells/µl
0 1 2 3 4 5 6 7 8 9 10
days post CART cell therapy

- Lasting treatment-free remissions observed in all SLE patients
- Symptom control with no additional disease-specific treatment achieved in all patients
- Robust efficacy demonstrated in IIM and SSc patients



SLEDAI-2K
25
20
15
10
5
0
Score (points)
Length of follow-up
0 3 6 9 12 15 18 21 24
months

[1] CD19.CAR-T Cell in Refractory Systemic Autoimmune Diseases: A Monocentric Experience from the First 15 Patients. ASH 2023

Note: Third-party data summarized on this slide does not employ ADI-001.

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Adicet Bio

Opportunity to Address Unmet Needs in a Large Number of B-Cell Mediated Autoimmune Diseases

- POC for CAR-T mediated B-cell depletion demonstrated in multiple AI diseases
  - Lupus and lupus nephritis[1,2,3]
  - Systemic sclerosis[2]
  - Idiopathic inflammatory myopathies[2]
  - Myasthenia gravis[4,5]
- B-cell depletion via CD20 antibodies (i.e., rituximab, obinutuzumab) further validate the therapeutic approach in several of these diseases
- Deep B-cell depletion in the tissues and secondary lymphoid organs highly desirable for therapeutic success

Potential autoimmune diseases for development* & U.S. prevalence

Lupus nephritis ~150K	SLE ~160-410K	MS >900K	Moderate to severe RA >1M
Myasthenia gravis ~36-60K	ANCA+ vasculitis ~40-75K	Sjogren's ~260K	Membranous nephropathy ~70-90K
NMOSD ~20K	Pemphigus vulgaris ~19K	Systemic sclerosis ~68K	IIM ~60-70K

**Not an exhaustive list*

1. Mackensen A et al. Nature Medicine 2022
2. CD19.CAR-T Cell in Refractory Systemic Autoimmune Diseases: A Monocentric Experience from the First Fifteen Patients. ASH 2023
3. YTB323 Poster @ American College of Rheumatology Convergence November 2023
4. Haghikia A et al. Lancet Neurology 2023
5. Granit V et al. Lancet Neurology (2023)

ANCA = Antineutrophilic cytoplasmic antibody; NMOSD= Neuromyelitis optica spectrum disorder; MS= Multiple sclerosis; POC= Proof of concept; RA= Rheumatoid arthritis

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Adicet Bio

Cmax, D28 Persistence and AUC Consistent Values Reported for Approved Autologous CD19 CAR T[1]

ADI-001 CAR by Flow Cytometry



Absolute Count (Cells/uL), Mean+/-SEM
1000
100
10
1
0.1
LOD
Day 1
Day 2
Day 3
Day 5
Day 7
Day 10
Day 14
Day 21
Day 28
Dose Level 1(3E7)
Dose Level 2(1E8)
Dose Level 3(3E8)
Dose Level 4(1E9)
Dose Level 3 x 2

ADI-001 CAR by ddPCR



CAR copies/ug DNA, Mean+/-SE
1000000
100000
10000
1000
100
10
LLOQ
LOD
Day 1
Day 7
Day 14
Day 21
Day 28

Dose Level	Mean Cmax		Mean D28	
	CAR+ Vd1 cells/ul	Copies/ug	CAR+ Vd1 cells/ul	Copies/ug
DL4	**363.80**	**201,666**	**26.51**	**16,553**
DL3	56.34	98,177	0.04	44

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[1]Badbaran, A. Cancers 2020;12, 1970; Locke et al. N Engl J Med 2022; 386:640-654; Neelapu et al. N EnglJ Med. 2017;377:2531-2544; Ogasawara et al. Clin Pharmacokinet 60, 1621–1633 (2021)
D28= Day 28

Adicet Bio

γδ1 T Cells Preferentially Home to Tissues

peripheral blood[10, 11]
% of CD3+: **~1-3%**


γδ1 T cell



lymph node[3,4]
CD27+
CD62L+
Vδ1+ ↑↑
Vδ2+ ↓↓



breast[5]
tissue/blood: **~15X**

adipose
tissue/blood: **9X**



GI[6]
tissue/blood: **11X**



kidney[1]
tissue: **>3X** γδ vs αβ
~3X more **Vδ1 vs Vδ2+**



skin[8]
tissue/blood: **8X**



bone marrow[2]
tissue/blood: **4X**



liver[7]
tissue/blood: **3X**



lung[9]
tissue/blood: **9X**

Ratios empirically calculated or approximated from proportion of %CD3 from literature reports in relative compartment

Images adapted from Hunter *et al J Hepatol.* 2018 and Ribot *et al Nat Rev Immunol.* 2021

References:
[1]Rancan *et al Nat Immunol* 2023
[2]Brauneck *et al Front Med* 2021
[3]Davey *et al Trends Immunol* 2018
[4]Uger *et al Sci Rep* 2018
[10]Wang Q. *et al Exp Ther Med* 2020
[11]Déchanet *et al J Infect Dis* 1999
[5]Wu *et al Sci Transl Med* 2019
[6]Deusch *et al Eur J Immunol* 1991
[7]Melo *et al Clin Immunol* 2021
[8]Toulon *et al J Exp Med* 2009
[9]Wisnewski *et al Am J Respir Cell Mol Biol* 2000

GI= Gastrointestinal

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Adicet Bio

ADI-001 in AI Diseases: B-Cell Depletion Consistent with Autologous CD19 CAR T in SLE Academic Studies

B-cell Depletion

- B-cell depletion data from ADI-001 trial in NHL mirrored experience of autologous CD19 CAR T in SLE[1,2]
- B-cell depletion via CD20 targeting validated by CD20-targeted antibody (obinutuzumab) which demonstrated efficacy on top of SOC in lupus nephritis in a Phase II clinical study[3]

Adicet Bio

CD20-targeted, ADI-001, in B-NHL patients[4]



CD19+ B cell/ µL (Mean ± SEM)
1600
1400
1200
1000
800
600
400
200
0
LD
ADI Dosing
23 of 24 patients experience undetectable B cell counts in the first 3 months following treatment
Screening
Day 7
Day 14
Day 28
Month 3
Day -1/ Day 1 Pre-infusion

CD19-targeted CAR-T in SLE patients[1]



Leukapheresis
Lymphodepletion
CAR T cells
B Cells (per mm³)
300
200
100
40
30
20
10
0
Nov. 2019
March 2020
Aug. 2020
Dec. 2020
Feb. 2021
March 2021
7
21
33
44
Day after CAR T-Cell Infusion

1. Mougiakakos MD et al. NEJM 2021
2. Mackensen A et al. Nature Medicine 2022
3. Furie RA et al. Ann Rheum Dis. 2022
4. Adicet internal data

SOC= Standard of care

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ADI-001 in AI Diseases: B-Cell Depletion Consistent with Autologous CD19 CAR T *"Off-the-Shelf" with Advantageous Tissue Tropism and Safety Profile*

B-cell depletion

- B-cell depletion data from ADI-001 trial in NHL mirrors experience of autologous CD19 CAR T in SLE, systemic sclerosis and idiopathic inflammatory myopathy (IIM)[1,2]
- B-cell depletion via CD20 targeting validated by CD20-targeted antibody (obinutuzumab) which demonstrated efficacy on top of SOC in lupus nephritis in Phase II clinical study[3]

γδ1 T cell homing to tissues of interest

- Inability to deplete tissue-resident B cells in secondary lymphoid organs or other tissues is a contributing reason for failure of targeted agents in lupus[4,5,6]
- γδ1 T cells preferentially traffic to organs/tissues[7] and may be ideally suited to deplete B cells in secondary lymphoid organs, kidneys and other organs

Favorable safety profile

"Off-the-shelf"

- No significant risk of CRS, ICANS or T cell malignancies compared to autologous CAR T*
- ADI-001 is an "off-the-shelf" investigational therapy potentially well suited for autoimmune diseases
  - Ability to dose in community setting, lower COGs, faster turnaround time

1. Mougiakakos MD et al. NEJM 2021
2. Mackensen A et al. Nature Medicine 2022
3. Furie RA et al. Ann Rheum Dis. 2022
4. Kamburova EG et al. American Journal of Transplantation 2013
5. Reddy VK et al. Rheumatology 2022
6. Sadun RE and Foster MH AJKD 2019
7. Zhang, PJ Hematol Oncol 2023

COGs= Cost of goods

* May 4, 2023 Data-cut date, n=24 evaluable patients

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Adicet Bio

ADI-001 Phase 1 Study Design: Lupus Nephritis Screening Lymphodepletion Treatment DLT Period (42 days) Follow Up LTFU Study Consent Day -28 Enrollment Single ADI-001 Infusion Day 1 Response/Safety Assessments Day 28 Response/Safety Assessments Months 3-6-9-12-18-24 Cyclophosphamide / Fludarabine Lymphodepletion DL1: 1E8 CAR+ cells DL2: 3E8 CAR+ cells 3+3 design A. B. DL3: 1E9 CAR+ cells Lupus Nephritis Dose Expansion (approx. 20 patients) C. Clinical protocol enables to de-escalate down to DL-1 of 3E7 CAR+ Cells

Levels of ADI-001 cells in peripheral blood Response to treatment: CR or PR on day 28 and month 3, 6, 9, 12, 18, 24 after infusion of ADI-001 Biomarkers associated with response to treatment: Antibody to dsDNA, antinuclear antibody (ANA) and complement levels Response per SLEDAI-2K/DORIS criteria ADI-001 in Lupus Nephritis: Key Endpoints Primary endpoints Secondary endpoints Exploratory endpoints Part 1 DLT incidence and MTD Incidence of treatment-emergent adverse events (TEAEs), including severity, seriousness, and relatedness Part 2 Safety profile at the MTD/MAD/RP2D of ADI-001 in patients with LN CR= Complete response; DLT= Dose limiting toxicity; dsDNA= Double-strand DNA; MAD= Maximum administered dose; MTD= Maximum tolerated dose; PR= Partial response; RP2D= Recommended Phase 2 dose; SLEDAI-2K/DORIS= Systemic lupus erythematosus disease activity index 2000

ADI-001: Lupus Nephritis

Opportunity

- Type of kidney disease caused by SLE, an AI disease which affects an estimated 325,000 people in the U.S.[1]
- LN is a serious complication of SLE which affects approximately 40% of patients with SLE[2] and occurs when the immune system attacks the kidneys[3]
- Current treatment aims to reduce symptoms, keep the disease from getting worse, and keep the kidneys working well enough not to need dialysis or a kidney transplant

Next Steps

- IND cleared for ADI-001 in lupus nephritis in December 2023
- Expect to initiate Phase 1 study 2Q 2024
- Expand to additional AI indications

1. Arthritis Rheum 2008 Jan;58(1):15-25. doi: 10.1002/art.23177.- Estimates of the prevalence of arthritis and other rheumatic conditions in the United States. Part 1.
2. Hoover PJ et a;. Kidney Int 2016
3. Crampton, Steve P. et al. "Skin Malar rash Discoid rash CNS Spleen Splenomegaly Kidney Serum Glomerulonephritis Anti-nuclear antibodies Blood IFN signature Plasma blasts Anemia Thrombocytopenia Neurological damage Affective disorder Lung Inflammation Joints Arthritis." (2014).

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Adicet Bio

ADI-001 Mantle Cell Lymphoma

May 4, 2023 Data-cut date, n=24 evaluable patients. LBCL= Large B-cell lymphoma Demonstrated efficacy and favorable safety in 24 patients with aggressive r/r B-cell NHL  Heavily pre-treated patients: median 4 prior lines of therapy with 50% prior CAR T Across All Doses: 71% ORR and 63% CR (LBCL & MCL) RP2D: 75% ORR, 63% CR, 25% 6-months CR rate (LBCL & MCL) MCL (all doses): 80% CR rate, 60% 6-months CR rate No significant incidence of CRS or ICANS or T cell malignancy risk; “off-the-shelf”  DL4 (RP2D) Cmax, D28 persistence, AUC consistent with approved CD19 autologous CAR T Potential for highly differentiated profile for MCL: High CR Rate, favorable durability, safety, “off-the-shelf” dosing, and ability to dose in community setting  Evaluating option of advancing to a potentially pivotal study in MCL under an accelerated approval pathway Strong foundation for growing pipeline of next-generation engineered γδ1 T cell therapies ADI-001: Encouraging Early Efficacy Data in Heavily Pretreated NHL Patients

GLEAN: ADI-001 First-in-Human Study (CD20 CAR+ γδ1 T cells)



Screening
Enrollment
Day 1 - ADI-001 infusion
Day 28 - response assessment
Month 3, 6, 9 & 12 Response assessment
Screening
Lympho-depletion (LD)
DLT evaluation period
Follow-up
Long-term follow-up study
Day -28
Day -6/-5
Day 1
Day 28
Month 12
Standard LD (sLD): Cy 500 mg/m² (3 days) and Flu 30 mg/m² (3 days)
Enhanced LD (eLD): Cy 1000 mg/m² (3 days) and Flu 30 mg/m² (4 days)

ADI-001 Dose (CAR+ Cells)
(3 + 3 escalation design)*

DL1	DL2	DL3	DL4
3E7	1E8	3E8	1E9

Primary endpoint:
- Number of DLTs
- Treatment emergent and treatment-related AEs

Secondary endpoint:
- ORR, DOR, PFS, TTP, and OS
- PK, immunogenicity

MCL:
- Enrolling MCL patients 3L+, DL4
- Prior CAR-T allowed

*Protocol part 1b includes patients receiving single lymphodepletion and two infusions at DL3 (two doses 300 million CAR+ cells, one on day 1 and the second dose on day 7)

AEs= Adverse events; Cy= Cyclophosphamide; DL= Dose level; DOR= Duration of response; Flu= Fludarabine; GLEAN= Gamma deLta adoptive thErApy for Nhl-1; OS= Overall survival; PFS= Progression-free survival; PK= Pharmacokinetics; R/R= Relapsed or refractory; TTP= Time to progression

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Adicet Bio

ADI-001: Patient Characteristics 23 patients had aggressive B-cell lymphoma: 18 LBCL and 5 MCL; 1 patient enrolled with follicular lymphoma Most patients were heavily pre-treated with median four prior lines of therapy, relatively high tumor burden and poor prognostic outlook Twelve patients (50%) progressed following approved autologous anti-CD19 CAR T cell therapy - Yescarta (axi-cel), Breyanzi (liso-cel) or Tecartus (brexu-cel) 8/12 of patients progressed within less than 6 months from date of autologous CAR T administration ~70% of patients were refractory to the last course of systemic therapy, and the remaining had relapsed May 4, 2023 Data-cut date, n=24 evaluable patients; IPI= International Prognostic Index; MIPI= Mantle Cell Lymphoma Prognostic Index; WHO= World Health Organization Patient Characteristics N (%) (Total N = 24)  Age – median (range) 66.5 (44 - 75)   Sex – number of male 17 (70.8)   B cell malignancy (WHO 2017 classification)    Large B cell lymphoma (LBCL) 18 (75.0)         ∙ R/R diffuse large B cell lymphoma 13 (54.2)         ∙ R/R high grade B cell lymphoma, double/triple hit 4 (16.7)         ∙ R/R high grade B cell lymphoma, NOS 1 (4.2)    R/R mantle cell lymphoma (MCL) 5 (20.8)    Follicular 1 (4.2)  IPI score (LBCL) - median (range)  2.5 (1 - 4) Simplified MIPI score-median (range)                                                                         5 (4 - 8) Follicular IPI score-median(range) 2 (2 - 2) Stage III & IV disease 17 (70.8)   Sum of the product of the diameters at screening - median (range) 3001 (150 - 7919) mm2  Prior lines of therapies - median (range)  4 (2 - 9)   Prior anti-CD19 CAR T therapies 12 (50.0)  Prior systemic anti-cancer therapy    CD20 mAB + anthracycline-based chemo 23 (95.8)    CD20 mAB + non-anthracycline-based chemo 15 (62.5)    Only chemotherapy 1 (4.2)    POLA or POLA-R or POLA-BR 7 (29.2)    BTK inhibitors +/- other drugs (except CD20 combination) 5 (20.8)    CD20 mAB 7 (29.2) CD19 biologics or combinations 5 (20.8)    Anti-CD19 CAR T 12 (50.0)    Other experimental therapies 2 (8.3)    CD20 +/- Lenalidomide/Bortezomib/Venatoclax/Ibrutinib  2 (8.3)  Refractory status at study entry    Refractory to first-line therapies 10 (41.7)    Refractory to second-line therapies 12 (50.0)    Refractory to the last course of anti-cancer systemic therapy 17 (70.8)

ADI-001: Efficacy Summary by Dose Level Median No. of Prior Lines ORR (%) CR Rate (%) 6-month CR Rate (%) DL4 (RP2D; LBCL & MCL) 4 6/8 (75.0%) 5/8 (62.5%) 2/8 (25.0%) DL 4 MCL 4 2/2 (100.0%) 2/2 (100%) 2/2 (100%) All Doses (LBCL & MCL) 4 17/24 (70.8%) 15/24 (62.5%) 4/24 (16.7%) All Doses MCL 4 4/5 (80%) 4/5 (80%) 3/5 (60%) May 4, 2023  Data-cut date; Data are subject to further review and verification High CR rate and favorable durability in MCL

    DL1 (N=3)          DL2 (N=3)          DL3 (N=6)      DL3 X2 (N=4)      DL4 (N=8)      Total  (N=24)  Any Grade Gr>=3 Any Grade Gr>=3 Any Grade Gr>=3 Any Grade Gr>=3 Any Grade Gr>=3 Any Grade Gr>=3 CRS 2 (66.7%) 0    0 0 1 (16.7%) 1 (16.7%) 4 (100.0%) 0 4 (50.0%) 0 11 (45.8%) 1    (4.2%) ICANS 0 0 1 (33.3%) 0 0 0 1 (25.0%) 1 (25.0%) 1 (12.5%) 0 3 (12.5%) 1    (4.2%) GvHD 0 0 0 0 0 0 0 0 0 0 0 0 DLT 0 0 0 0 0 0 0 0 0 0 0 0 Infection 1 (33.3%) 1 (33.3%) 2 (66.7%) 0 3 (50.0%) 2 (33.3%) 2 (50.0%) 1 (25.0%) 3 (37.5%) 2 (25.0%) 11 (45.8%) 6 (25.0%) SAE-TEAE 1 (33.3%) 1 (33.3%) 2 (66.7%) 2 (66.7%) 4 (66.7%) 3 (50.0%) 2 (50.0%) 2 (50.0%) 3 (37.5%) 2 (25.0%) 12 (50.0%) 10  (41.7%) Related SAE-TEAE 1 (33.3%) 0 1 (33.3%) 1 (33.3%) 3 (50.0%) 2 (33.3%) 2 (50.0%) 2 (50.0%) 3 (37.5%) 2 (25.0%) 10 (41.7%) 7 (29.2%) May 4, 2023  Data-cut date; Data are subject to further review and verification. Safety assessment was performed using the Common Terminology Criteria for Adverse Events (v5) and the American Society for Transplantation and Cellular Therapy criteria.  AE= Adverse event; SAE= serious adverse event; TEAE= treatment emergent adverse event % added ADI-001: Safety Data in Efficacy Evaluable Patients

Strong CR Rate and Durability in 4L+ MCL Patients May 4, 2023 Data-cut date, n=24 evaluable patients; Data are subject to further review and verification.  ORR: 80%, CR rate: 80%, 6-month CR rate: 60% No significant CRS or ICANS Day 1 Day 28 Month 6 Month 7 Month 5 Month 4 Month 3 Month 2 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Month 19 Month 20 CR – Complete Response PR –  Partial Response PD – Progressive Disease Progressed on prior autologous alpha-beta CAR T Number of prior lines of treatment n 5 DL2 9 4 DL3 X2 4 4 DL4 (RP2D) MCL MCL MCL MCL MCL

Data Provides Strong Foundation for Future Development in MCL  High CR rate Favorable durability in late-line patients Superior cell killing potency compared to autologous CAR T1 Cmax, Day 28 persistence and AUC consistent with approved CD19 autologous CAR T  Favorable safety profile with no significant risk of CRS, ICANS, or T-cell malignancy Potential to dose in community setting 1. Nishimoto et al. ISCT 2022 May 4, 2023 Data-cut date, n=24 evaluable patients

Focused Investments in Differentiated Early-Stage Pipeline

ADI-270: Renal cell carcinoma and other solid tumors

- IND submission in RCC expected 2Q 2024
- Targeting CD70 via CD27-ligand has shown superiority to scFv CARs in preclinical studies
- Innate and adaptive targeting mechanisms associated w/ activity in RCC, AML, and other malignancies
- Armoring via TGFβ dominant-negative receptor addresses suppressive TME and HvG resilience
- Lead CAR demonstrated potency and improved serial killing & resilience against suppressive factors in preclinical models

Metastatic castration-resistant prostate cancer program

- Adicet lead scFv antibody designed to have similar binding determinants as approved radioligand therapy
- Highly potent cell therapy with armoring intended to address immunosuppressive solid tumor environment & heterogeneous PSMA expression
- Leveraging γδ1 T cell tropism to solid tissues
- Multiple modes of cell killing: CAR mediated, innate and adaptive immunity

HvG=Host vs. Graft; RCC= Renal cell carcinoma; scFv= Single-chain fragment variable; TME= Tumor microenvironment

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Adicet Bio

ADI-270 Renal Cell Carcinoma

ADI-270: Adicet's Armored CD70 CAR γδ1 T Cell

- Targeting CD70 via CD27-ligand has shown superiority to scFv CARs[1]
- Innate and adaptive targeting mechanisms associated with activity in RCC and other indications[2]
- Armoring via dominant negative receptor; addresses TGFβ in TME[3]
- Next-generation CAR format demonstrated potency and improved serial killing, and resilience against suppressive factors and HvG
- Homing and activity of γδ1 T cells demonstrated in RCC[2]


HLA Independent TCR
Natural Targeting of Stress
Ligands on Cancer cells
CAR-Directed Killing
using CD27 ligand
γδ TCR
CD27-derived CAR
Complimentary
Natural Cytotoxicity
Receptors
NKG2D
CD27
TGFβ-DNR
DNAM-1
NCRs
4-1BB
CD3ζ
NCRs
γδ CAR-T

[1] Sauer et al. Blood (2021); [2] Rancan et al. Nat Immunol 2023; [3] Junker et al. *Cytokine* (2000); HvG=Host vs. Graft

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Adicet Bio

Armored CAR Demonstrated Resilience Against TGFβ and Maintained Potent Cytotoxic Function in Preclinical Models Armored ADI-270 cells are protected against TGFβ-mediated alterations to activation expression profile Armored CAR demonstrated improved serial killing Doses Genes down-regulated in TGF-β1 treated conditions Genes up-regulated in TGF-β1 treated conditions ADI-270 ADI-270 + exogenous TGF-β1 Target Alone Unarmored ADI-270 Unarmored ADI-270 + exogenous TGF-β1 Target Alone + exogenous TGF-β1

CD70 CAR γδ1 T Cells Demonstrated Activity In Vivo and Proliferated Within Tumors Anti-tumor activity associated with CAR γδ1 T cell tumor infiltration and proliferation within the tumor bulk as evidenced by areas of marker colocalization noted with pink arrows Tumor Infiltration and Proliferation of γδ1 CAR T cells NSG Mouse Lamture et. al. SITC (2022) * CD70 CAR alternative format represents a truncated CD27 form *

Armored CD70 CAR γδ1 T Cell Opportunity For Differentiation

Target validation

- **CD70 expression is present in majority of patients with RCC (80%)[1] & AML (>96%)[2]**
  - Including, **expression on both leukemic blasts and leukemic stem cells**[3]
- Preliminary **clinical validation of target in both AML and RCC**:
  - Clinical activity observed in AML with CD70-targeted mAb[4,5]
  - Single-digit ORR and double-digit SD rates with ADCs in RCC (& AML), limited by payload-driven toxicities[6,7,8]
  - Disease control seen with unarmored allogeneic αβ T-cell therapy (incl. one CR in advanced RCC patient)[8]

Key challenges

- **Modest responses rates** with CD70-targeted agents to-date
- Agents with **limited mechanisms of action** do not address tumor heterogeneity
- **No tissue-specific mechanisms** for tropism with any agents (ADCs, mAbs, αβ T-cell therapy)
- **Payload-driven toxicities** with ADCs
- **Immunosuppressive environment of RCC and other solid tumors**

Opportunity for Adicet and γδ1 T cells

- **Response to low antigen density** by design with **CD27-based CAR** (compared to scFv-based CAR)[3]
- **Three mechanisms of action** designed to address tumor heterogeneity
- **Homing** of γδ1 T cells reported in RCC
- Next-generation CAR format enhanced durability and **improved HvG resilience**
- **Inclusion of armoring to address suppressive TME**

IND filing expected 2Q 2024

1. Adam et al. *BJC* (2006)
2. Riether et al. *JEM* (2016)
3. Sauer et a. *Blood* (2021)
4. Aftimos et al. *Clin Cancer Res* (2017)
5. Roboz et al. *ASH* (2021)
6. Tanner et al. *Invest New Drugs* (2014)
7. Massard et al. *Cancer Chemother Pharmacol* (2019)
8. CRISPR Therapeutics Presentation (2022)

ADC= Antibody-drug conjugate; AML= Acute myeloid leukemia; mAb= Monoclonal antibody; RCC= Renal cell carcinoma; SD= Stable disease; TME= Tumor microenvironment

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Adicet Bio

PSMA Program

Armored PSMA CAR γδ1 T Cell Program

Program:

- Allogeneic PSMA CAR γδ1 T cell therapy candidate for prostate cancer (PCa)
- Armoring demonstrated with TGFβ-DNR provides functional advantage for treating solid tumors
- Demonstrated penetration & killing in mCRPC primary tumor organoids



HLA Independent TCR
Natural Targeting of Stress
Ligands on Cancer cells
γδ TCR
CAd designed to amplify innate and adaptive activation pathways
Natural Cytotoxicity Receptors recognize tumor stress antigens
NKG2D
DAP10mod
TGFβ-DNR
DNAM-1
NCRs
4-1BB
CD3ζmod
NCRs
CAd γδ T

Historical challenge:	***Adicet approach:***
Safety issues with PSMA-targeted immunotherapies	· Radioligand therapies are **the only approved PSMA-targeted agents** and bind functional PSMA homodimer, **associated with a favorable and differentiated off-tissue AE profile**[1] · **Adicet's CAR is designed to have similar binding determinants as radioligand therapies**, recognizing a conformational epitope present on the homodimer (↑ selectivity)[1,2] · **Promising safety profile for γδ1 T cells observed in ADI-001 clinical trial**
Modest efficacy with PSMA-targeted immunotherapies	· **Highly potent cell therapy compatible with armoring** to address immunosuppressive solid tumor environment & heterogeneous PSMA expression · **Multiple modes of cell killing** – CAR mediated, innate and adaptive immunity
Immunosuppressive TME & poor T cell infiltration in PCa	· Natural tropism of γδ1 T cells to solid tissues · **Infiltration of γδ1 T cells reported and demonstrated in prostate cancer**

1. Deshayes E et al. Cancer (2023)
2. Schülke N et al. *PNAS* (2003)

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Adicet Bio

Lead PSMA CAR Binding Determinants Designed to be Consistent With Pluvicto, The Only PSMA-Targeted Therapy With Validated Efficacy & Safety Profile

Binding interface of mAbs on PSMA



Binding interface of Adicet lead binder (red) & benchmark binder J591 (yellow; Tmunity)

Full-length PSMA



Membrane distal
Membrane proximal

PSMA Antigen Capture Assay



[recombinant PSMA]
Benchmark J591
(Tmunity and others)
n
natural
d
denatured
Lead 1 mAb
n
natural
d
denatured

Molecular determinants for J591 vs Adicet Lead are demonstrated to be conformationally distinct

- Radioligand therapies bind the functional PSMA homodimer and are **associated with a favorable efficacy and off-tissue AE profile, and is the only approved PSMA-targeted therapy**
- **Adicet's lead scFv antibody is designed to have similar binding determinants as radioligand therapies**, recognizing a conformational binding epitope and enzymatically active homodimeric form (↑ selectively)
- This profile is distinct and differentiated from other approaches for CAR, ADC, and bispecifics that recognize non-conformational, linear, or monomeric epitopes

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Adicet Bio

PSMA CAR γδ1 T-Cell Activity Observed in Primary Patient mCRPC Organoids



PC3-PIP Model
TGFβ-secreting tumor
Mean Tumor Volume (mm3) +/- SEM
Days Post Treatment
Tumor Alone
Lead (3e6)
Lead + dnTGFβRII (3e6)
Lead (9e6)
Lead + dnTGFβRII (9e6)
Benchmark J591 (9e6)



PDX-O
Vδ1 cells
Dead cells
Organoid killing
Untreated
Untransduced Vδ1 γδ T cells
Lead 1 CAR Vδ1 γδ T cells
100 μm
Vδ1 infiltration into organoid space
Untransduced Vδ1 γδ T cells
Lead 1 CAR Vδ1 γδ T cells
100 μm

- Adicet PSMA CAR and armored versions retained tumor control in TGFβ-secreting prostate cancer model
  - Adicet's unarmored lead CAR retained maximal control beyond 65 days at 3e6 CAR cell dose
  - Benchmark CAR (J591) lost control of tumor despite a significant 9e6 CAR T cell dose
- Demonstrated infiltration and killing of primary patient derived tumor organoids
  - Vδ1 T cells alone demonstrated intrinsic infiltration and killing, consistent with reported anti-tumor activity in mCRPC
  - Infiltration and killing further enhanced with PSMA CAR

Adicet internal data.

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Adicet Bio

CAR γδ1 T Cells Highly Active Against 22Rv1 Xenograft Model, A Challenging Model With Intermediate & Heterogenous PSMA Expression

22Rv1 Tumors Express Intermediate and Heterogeneous PSMA



PSMA 2X

Day 30 Tumor Volumes



22Rv1
2e6 s.c.
Vδ1 PSMA CAR-T cells
13e6
Day -5
Day 0
Monitor Tumor Volume
Day 26
NSG Mouse
Tumor volume (mm³) +/- SEM
2500
2000
1500
1000
500
0
Tumor Alone
Adicet CAR (unarmored)
J591 CAR Benchmark

Target-Associated Proliferation



No target
22Rv1 (heterogeneous)
PC3-PSMA (homogeneous)
Untransduced Ctrl
PSMA Vδ1 CAR Lead
Benchmark CAR
Proliferation

- Lead PSMA CAR retained robust target-associated proliferation in heterogenous PSMA expressing models
  - Benchmark CAR (J591) did not retain robust proliferation in the context of heterogenous mCRPC
  - Adicet's lead CAR retained superior tumor control versus benchmark CAR

Adicet internal data.

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Adicet Bio

Armored PSMA CAR γδ1 T Cell Opportunity For Differentiation

Target validation

- **PSMA expression** is present in **>85% of patients with mCRPC** with limited expression in normal tissues (100-1,000 times overexpressed)[1]
- **Clinically validated** via multiple modalities:
  - **PSMA targeted radiotherapy approved** for mCRPC[2]
  - **Immunotherapies** (T-cell engaging antibodies and cell therapies) demonstrated **PSA, PSMA-radiographic, and RECIST responses** in early clinical studies[3,4,5]

Key challenges

- **Limited therapeutic index** due to CRS, ICANS, and macrophage activation syndrome with PSMA targeted **T cell engagers and alpha-beta CAR T** cell approaches[3,6]
- **Single mechanism of targeting** limits activity in heterogeneous tumors
- **Immunosuppressive environment** of mCRPC associated with TGFβ[7]

Opportunity for Adicet and γδ1 T cells

- **Potent CAR construct** active against **heterogeneous PSMA**
- **Three mechanisms of action** designed to address tumor heterogeneity
- **Homing** of γδ1 T cells documented in mCRPC
- **Inclusion of armoring** to address suppressive TME
- **No significant CRS and ICANS** demonstrated with Adicet CAR γδ1 T cells in clinical trials reported to-date**; potential to address therapeutic index**

1. Friedlaender A et al. *healthbook TIMES Onco Hema* (2023)
2. Sartor et al. *N Eng J Med* (2021)
3. Tran et al. Ann Onc. (2020)
4. Bendell et al. JCO (2020)
5. Slovin et al. JCO (2022)
6. Narayan et al. Nat Med (2022)
7. Mirzaei et al. Int J Biol Macromol

mCRPC= metastatic castrate-resistant prostate cancer; PSMA= Prostate-specific membrane antigen; RECIST= Response Evaluation Criteria in Solid Tumors

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Adicet Bio

Potential Near-Term Milestones 2024 2025 1H 2H 1H 2H ADI-001 MCL ADI-001 Autoimmune Diseases ADI-270 RCC Clinical Update ADI-270 IND Submission Study Enrollment Ongoing Initiate LN Phase 1 Expand to 1-2 additional AI Indications Preliminary Clinical Data in LN Preliminary Clinical Data in 1-2 additional AI Indications Clinical Data RCC and Potential Expansion to additional CD70+ Tumors Clinical Update Clinical Data in 3 AI indications $183.3 in cash and cash equivalents as of 9/30/23 Projected cash runway into 2H 2025 Define Regulatory Path for Potentially Pivotal Phase 2 Study Clinical Update Subject to data readouts and regulatory feedback

Leaders in Developing Allogeneic CAR γδ1 Cell Therapies to Fight Autoimmune Diseases and Cancer